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                                                                   Exhibit 10(c)












                          REGISTRATION RIGHTS AGREEMENT

                            dated as of May 11, 2000

                                  by and among

                                HOTJOBS.COM, LTD.

                                       and

                  THE SHAREHOLDERS LISTED ON SCHEDULE I HERETO


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                                TABLE OF CONTENTS

            THIS TABLE OF CONTENTS IS NOT PART OF THE REGISTRATION RIGHTS AGREEMENT TO WHICH IT IS ATTACHED BUT IS INSERTED FOR CONVENIENCE ONLY.

                                                                            Page
                                                                             NO.

1.    Registration of Registrable Securities.................................1
      (a)  Filing of Shelf Registration Statement............................1
      (b)  Registration Expenses.............................................1

2.    Registration Procedures................................................1

3.    Holdback Agreement.....................................................4

4.    Indemnification........................................................4
      (a)  Indemnification by the Company....................................4
      (b)  Indemnification by the Shareholders...............................5
      (c)  Notices of Claims, etc............................................5
      (d)  Contribution......................................................6
      (e)  Other Indemnification.............................................7
      (f)  Indemnification Payments..........................................7

5.    Covenants Relating to Rule 144.........................................7

6.    Other Registration Rights..............................................7
      (a)  No Existing Agreements............................................7
      (b)  Future Agreements.................................................7
      (c)  Resumix Agreements................................................8

7.    Definitions............................................................8

8.    Miscellaneous.........................................................10
      (a)  Notices..........................................................10
      (b)  Entire Agreement.................................................10
      (c)  Amendment........................................................11
      (d)  Waiver...........................................................11
      (e)  No Third Party Beneficiary.......................................11
      (f)  No Assignment; Binding Effect....................................11
      (g)  Headings.........................................................11
      (h)  Invalid Provisions...............................................11
      (i)  Remedies; Legal Expenses.........................................12
      (j)  Governing Law....................................................12
      (k)  Counterparts.....................................................12



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            This REGISTRATION RIGHTS AGREEMENT dated as of May 11, 2000 is made and entered by and among HotJobs.com, Ltd., a Delaware corporation (the "COMPANY"), and the shareholders listed on SCHEDULE I hereto (collectively, the "SHAREHOLDERS" and each individually, a "SHAREHOLDER"). Capitalized terms not otherwise defined herein have the meanings set forth in SECTION 7.

            WHEREAS, the Company, Resumix Acquisition Corp., a Delaware corporation wholly owned by the Company ("RAC"), Resumix, Inc., a Delaware corporation ("RESUMIX"), and the Shareholders have entered into an Agreement and Plan of Merger dated as of April 25, 2000, (the "MERGER AGREEMENT"), pursuant to which, on the date hereof, RAC is merging with and into Resumix and Resumix is becoming a wholly-owned subsidiary of the Company; and

            WHEREAS, as a condition to the Shareholders' willingness to enter into the Merger Agreement, the Company has agreed to enter into this Registration Rights Agreement providing for the Company's registration for sale of Registrable Securities to be acquired by the Shareholders pursuant to the Merger Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. REGISTRATION OF REGISTRABLE SECURITIES. (a) FILING OF SHELF REGISTRATION STATEMENT. The Company shall prepare and file with the Commission, on or prior to August 31, 2000, and use its reasonable best efforts to cause to be declared effective as soon as practicable after the date of the filing, a registration statement on Form S-3 (or any other appropriate form if a registration of the Registrable Securities for resale by the Shareholders on Form S-3 is not available) under the Securities Act registering the Registrable Securities. Such registration statement shall provide for the offering and sale of such Registrable Securities to or through dealers, directly to one or more other purchasers, through brokers and agents or through a combination of any such methods of sale, including but not limited to a bulk sale to a brokerage firm, but not pursuant to an underwritten Public Offering.

            (b) REGISTRATION EXPENSES. The Company will pay all Registration Expenses incurred in connection with a registration of Registrable Securities pursuant to PARAGRAPH (A) above.

            2. REGISTRATION PROCEDURES. In connection with its obligations under SECTION 1 to effect the registration and sale of the Registrable Securities, the Company shall:

            (a) prepare and file with the Commission such amendments and supplements to the shelf registration statement filed pursuant to SECTION 1 and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, in accordance with the intended methods of disposition thereof on a continuous basis in accordance with Rule 415 promulgated under the Securities Act, until

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      the earlier of (i) two (2) years following the date of the Closing (plus a number of days equal to any period during which Shareholders are not permitted to engage in sales of Registrable Securities pursuant to SECTION
      3) and (ii) such time as there are no shares of Common Stock outstanding which constitute Registrable Securities;

            (b)   promptly notify the Shareholders:


                  i. when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

                  ii. of any written request by the Commission for amendments or supplements to such registration statement or prospectus;

                  iii. of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such registration statement; and

                  iv. of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

            (c) furnish to the Shareholders such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act, and such other documents, as the Shareholders may reasonably request to facilitate the disposition of the Registrable Securities covered by such registration statement;

            (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Shareholders shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Shareholders to consummate the disposition in such jurisdictions of their Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental

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      agencies or authorities as may be necessary to enable the Shareholders to consummate the disposition of such Registrable Securities;

            (f) promptly notify the Shareholders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Shareholders promptly prepare and furnish to the Shareholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the effectiveness of such registration statement shall be extended equitably to permit complete disposition of the Registrable Securities;

            (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (h) make available for inspection by the Shareholders and any attorney, accountant or other agent retained by the Shareholders (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; PROVIDED that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public;

            (i) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

            (j) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

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            In the event of the issuance of any stop order suspending the effectiveness of the registration statement which includes Registrable Securities, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts to promptly obtain the withdrawal of such order.

            The Company may require the Shareholders to furnish the Company with such information and affidavits regarding the Shareholders and the distribution of their Registrable Securities as the Company may from time to time reasonably request in writing in connection with such registration.

            The Shareholders agree, by acquisition of such Registrable Securities, that upon receipt of any notice from the Company of the happening of any event of the kind described in PARAGRAPH (F), the Shareholders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until their receipt of the copies of the supplemented or amended prospectus contemplated by PARAGRAPH (F) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in their possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

            3. HOLDBACK AGREEMENT. In the case of an underwritten Public Offering by the Company in which shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) are being offered for the account of the Company and each of the Company's officers, directors and 5% stockholders agree to identical agreements as set forth in this
Section 3 with respect to such Public Offering, unless the Managing Underwriter otherwise agrees, each Shareholder, by acquisition of its Registrable Securities, agrees not to effect any public sale or distribution (including a sale under Rule 144) of such securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the ninety (90) days after the effective date of any registration statement filed by the Company in connection with such Public Offering (or for such shorter period of time as is sufficient and appropriate, in the opinion of the Managing Underwriter, in order to complete the sale and distribution of the securities included in such registration); PROVIDED that the restrictions contained in this Section shall not apply (i) prior to the later of (A) December 31, 2000 or (B) the date 90 days following the date that the registration statement which registers the Registrable Securities is declared effective by the Commission (extended by any period referred to in SECTION 2(F) in which the Shareholders are restricted from selling) or (ii) to any Shareholder owning Registrable Securities representing less than 1% of the outstanding shares of Common Stock.

            4. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless each Shareholder, its officers, directors, partners and affiliates, and each other Person, if any, who controls such Shareholder within the meaning of the Securities Act (each an "INDEMNIFIED PERSON"), against any losses, claims, damages, expenses or liabilities, joint or several (together, "LOSSES"), to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise


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out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed pursuant to
SECTION 1(A), any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Person for all reasonable legal or any other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); PROVIDED that the Company shall not be liable in any such case to any Indemnified Person to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Person, and shall survive the transfer of such securities by the Shareholders.

            (b) INDEMNIFICATION BY THE SHAREHOLDERS. Each Shareholder, as a condition to including Registrable Securities in the shelf registration statement filed pursuant to SECTION 1(A), shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED that no Shareholder shall be liable under this paragraph for any amount in excess of the net proceeds to such Shareholder of the Registrable Securities sold by it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by any such Shareholder.

            (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding PARAGRAPH (A) OR (B) of this
SECTION 4, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of


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its obligations under the preceding paragraphs of this SECTION 4, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; PROVIDED that the Indemnified Party may participate in such defense at the Indemnified Party's expense. If (i) the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, (ii) the Indemnifying Party fails to take reasonable steps necessary to defend diligently the claim within twenty (20) days after receiving notice from the Indemnified Party that the Indemnified Party believes it has failed to do so, (iii) the Indemnified Party who is the defendant in any action which is also brought against the Indemnifying Party reasonably shall have concluded that there shall be one or more legal defenses available to the Indemnified Party which are not available to the Indemnifying Party, or (iv) representation by both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction except to the extent any Indemnified Party reasonably shall have concluded that there may be legal defenses available to such Indemnified Party which are not available to other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any reasonable expenses therefor. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. The indemnification provided for under this Registration Rights Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

            (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this SECTION 4 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations, including the relative benefits received in connection with the transaction. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of


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this paragraph. The amount paid by an Indemnified Party as a result of the
Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph. Notwithstanding anything to the contrary contained herein, no Shareholder shall be liable under this paragraph for any amount in excess of the net proceeds to such Shareholder of the Registrable Securities sold by it.

            No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

            (e) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this SECTION 4 (with appropriate modifications) shall be given by the Company and the Shareholders with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this SECTION 4 shall be in addition to any other rights to indemnification or contribution which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

            (f)   INDEMNIFICATION PAYMENTS. The indemnification required by this
SECTION 4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

            5. COVENANTS RELATING TO RULE 144. The Company will, for a period of up to two (2) years following the date of the Closing, file reports in compliance with the Exchange Act, will comply with all rules and regulations of the Commission applicable in connection with the use of Rule 144 and will take such other actions and furnish the Shareholders with such other information as the Shareholders may reasonably request to the extent necessary to permit the Shareholders to sell the Registrable Securities pursuant to Rule 144.

            6. OTHER REGISTRATION RIGHTS. (a) NO EXISTING AGREEMENTS. The Company represents and warrants to the Shareholders that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Registration Rights Agreement.

            (b) FUTURE AGREEMENTS. The Company shall not hereafter agree with the holders of any securities issued or to be issued by the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Registration Rights Agreement. Nothing contained in this Registration Rights Agreement is meant to explicitly or implicitly restrict the Company from granting to any such holder priority with respect to registration rights over any shares issued to the Shareholders.


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            (c)   RESUMIX AGREEMENTS. The Shareholders represent and warrant to the Company that they have terminated any and all agreements relating to the registration of their shares of Resumix capital stock.

            7. DEFINITIONS. (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Registration Rights Agreement:

            "BUSINESS DAY" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

            "CLOSING" has the meaning ascribed to it in the Merger Agreement.

            "COMMISSION" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

            "COMMON STOCK" means shares of common stock, par value $.01 per share, of the Company, as constituted on the date hereof, and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

            "COMPANY" has the meaning ascribed to it in the preamble.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            "INDEMNIFIED PARTY" means any party referred to in SECTION 4 as being entitled to indemnity in accordance with such Section.

            "INDEMNIFYING PARTY" means a party obligated to provide indemnity in accordance with SECTION 4.

            "INSPECTORS" has the meaning ascribed to it in SECTION 2(I).

            "LOSSES" has the meaning ascribed to it in SECTION 4(A).

            "MANAGING UNDERWRITER" means, with respect to any Public Offering, the underwriter or underwriters managing such Public Offering.

            "MERGER AGREEMENT" has the meaning ascribed to it in the preamble.

            "NASD" means the National Association of Securities Dealers.

            "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

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            "PUBLIC OFFERING" means any offering of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) to the public, either on behalf of the Company or any of its securityholders, pursuant to an effective registration statement under the Securities Act (other than on Forms S-4 or S-8 or any successor forms thereto).

            "RECORDS" has the meaning ascribed to it in SECTION 2(I).

            "REGISTRABLE SECURITIES" means (i) the shares of Common Stock received by the Shareholders pursuant to ARTICLE II of the Merger Agreement, and
(ii) any additional shares of Common Stock issued or distributed by way of a dividend, stock split or other distribution in respect of such shares, or acquired by way of any rights offering or similar offering made in respect of such shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, or (iii) they shall have ceased to be outstanding.

            "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under this Registration Rights Agreement to effect the registration of Registrable Securities pursuant to
SECTION 1(A), including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of legal counsel retained by the Company to act for the Company and of the Company's independent public accountants; BUT EXCLUDING transfer taxes, if any, in respect of Registrable Securities and the fees and disbursements of any legal counsel, accountant, Inspector or other representative retained by any Shareholder to act exclusively for such Shareholder, which shall be payable by the Shareholders.

            "REGISTRATION RIGHTS AGREEMENT" means this Registration Rights Agreement, as the same shall be amended from time to time.

            "RULE 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            "SHAREHOLDERS" has the meaning ascribed to it in the preamble.

            (b) Unless the context of this Registration Rights Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Registration Rights Agreement; and (iv) the term "Section" refers to the specified Section of this Registration Rights Agreement. Whenever this Registration Rights Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

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            8.    MISCELLANEOUS. (a) NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed by certified or registered mail, return receipt requested, to the parties at the following addresses or facsimile numbers:

                  If to the Shareholders, to the addresses set forth on SCHEDULE I hereto with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York 10019-6064
                  Facsimile: 212-757-3990
                  Attn: Douglas A. Cifu, Esq.

                  If to the Company, to:

                  HotJobs.com, Ltd.
                  24 West 40th Street, 14th Floor
                  New York, New York 10018
                  Facsimile No.:  (212) 944-8962
                  Attn:  David M. Brensilber, Esq.

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  1 Chase Manhattan Plaza
                  New York, New York  10005
                  Facsimile No.:  (212) 530-5219
                  Attn:  Robert S. Reder, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt if received on a Business Day during normal business hours, and if not then received, on the next Business Day, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            (b) ENTIRE AGREEMENT. This Registration Rights Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

            (c) AMENDMENT. This Registration Rights Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts) duly executed by or on behalf of the Company and the Shareholders.

            (d) WAIVER. Any term or condition of this Registration Rights Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Registration Rights Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Registration Rights Agreement on any future occasion.

            (e) NO THIRD PARTY BENEFICIARY. The terms and provisions of this Registration Rights Agreement are intended solely for the benefit of each party hereto and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under SECTION 4.

            (f) NO ASSIGNMENT; BINDING EFFECT. Neither this Registration Rights Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void, PROVIDED that each Shareholder may assign its rights hereunder to such Shareholder's successors, heirs or legal representatives. Subject to the foregoing, this Registration Rights Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

            (g) HEADINGS. The headings used in this Registration Rights Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

            (h) INVALID PROVISIONS. If any provision of this Registration Rights Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Registration Rights Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Registration Rights Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Registration Rights Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

            (i) REMEDIES; LEGAL EXPENSES. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Registration Rights Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

            Damages in the event of breach of this Registration Rights Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and the Shareholders each hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such party from pursuing any other rights and remedies at law or in equity which such party may have.

            The parties hereto agree that, in the event that any party to this Registration Rights Agreement shall bring any legal action or proceeding to enforce or to seek damages or other relief arising from an alleged breach of any term or provision of this Registration Rights Agreement by the other party, the prevailing party in any such action or proceeding shall be entitled to an award of, and the other party to such action or proceeding shall pay, the reasonable fees and expenses of legal counsel to the prevailing party.

            (j) GOVERNING LAW. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

            (k) COUNTERPARTS. This Registration Rights Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.


                                    HOTJOBS.COM, LTD.


                                    By:     /s/ Richard Johnson
                                       -------------------------------
                                       Name:  Richard Johnson
                                       Title: President and Chief Executive
                                              Officer


                                    DOUBLE DIAMOND ASSOCIATES, LLC


                                    By:   /s/ Stephen J. Ciesinski
                                       -------------------------------
                                       Name: Stephen J. Ciesiniski
                                       Title:


                                          /s/ Stephen J. Ciesinski
                                    ----------------------------------
                                    STEPHEN J. CIESINSKI


                                    CERIDIAN CORPORATION


                                    By:   /s/ A. Reid Shaw
                                       -------------------------------
                                         Name:  A. Reid Shaw
                                         Title: Vice President and Assistant
                                                Secretary


                                    GENERAL ATLANTIC PARTNERS 48, L.P.


                                    By:  General Atlantic Partners, LLC,
                                            its general partner


                                          By:   /s/ David C. Hodgson
                                             -------------------------------
                                               Name:  David C. Hodgson
                                               Title: A Managing Member

                                    GAP COINVESTMENT PARTNERS, L.P.


                                    By:   /s/ David C. Hodgson
                                       -------------------------------
                                         Name:  David C. Hodgson
                                         Title: A General Partner


                                    GENERAL ATLANTIC PARTNERS 60, L.P.


                                    By:  General Atlantic Partners, LLC,
                                         its general partner


                                          By:   /s/ David C. Hodgson
                                             -------------------------------
                                               Name:  David C. Hodgson
                                               Title: A Managing Member



                                    GAP COINVESTMENT PARTNERS II,
                                      L.P.


                                    By:   /s/ David C. Hodgson
                                       -------------------------------
                                         Name:  David C. Hodgson
                                         Title: A General Partner

                                                                      SCHEDULE I


                                  SHAREHOLDERS



Ceridian Corporation
8100 34th Avenue South
Minneapolis, MN  55425
Attention:  A. Reid Shaw

General Atlantic Partners 48, L.P.
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT  06830
Attention:  David A. Rosenstein

GAP Coinvestment Partners, L.P.
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT  06830
Attention:  David A. Rosenstein

General Atlantic Partners 60, L.P.
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT  06830
Attention:  David A. Rosenstein

GAP Coinvestment Partners II, L.P.
c/o General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, CT  06830
Attention:  David A. Rosenstein

Double Diamond LLC
890 Ross Drive
Sunnyvale, CA  94089
Attention:  Stephen J. Ciesinski

Ciesinski, Stephen J.
c/o Resumix, Inc.
890 Ross Drive
Sunnyvale, CA  94089